EXECUTION COPY

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 21, 2017 and effective in accordance with Section 3 below, by and among The Dayton Power and Light Company, an Ohio corporation (the “Borrower”), certain of the Lenders referred to below, and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Credit Agreement (“Administrative Agent”).
STATEMENT OF PURPOSE:
WHEREAS, the Borrower, certain financial institutions party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of July 31, 2015 (as heretofore amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth more fully herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).
Section 2.    Amendments to Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the parties hereto agree that the Credit Agreement is amended as follows:
(a)The definition of “Consolidated Net Worth” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:
“"Consolidated Net Worth" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all amounts that, in conformity with GAAP, would be included under the caption "total stockholders’ equity" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries as of such date, plus (b) for any period of determination through the Borrower’s fiscal quarter ending March 31, 2018, all non-cash charges taken in accordance with GAAP related directly to any write-down of coal generation assets in the Borrower’s fiscal quarter ending December 31, 2016 and thereafter; provided that in no event shall Consolidated Net Worth include any amounts in respect of Redeemable Stock.”
(b)Section 7.11(b) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:
“(b)    On and after the date of the completion of the Separation Transactions, permit the ratio of (i) Consolidated Total Debt to Consolidated Total Capitalization at any time to be greater than 0.75 to 1.00 and (ii) Consolidated EBITDA to Consolidated Interest Charges to be less than 2.50 to 1.00; provided that (x) for the twelve (12) month period following completion of the Separation Transactions, if long term indebtedness of the Borrower, as determined by PUCO, is less than or equal to $750,000,000, then compliance with the ratio in clause (i) of this subsection (b) shall be suspended and (y) if the Borrower has a Rating of BBB-/Baa3/BBB- or higher with a stable outlook from at least one of Fitch, S&P or Moody’s, then the ratio in clause (i) of the subsection (b) shall be suspended for so long as the Borrower maintains such Rating.”
Section 3.    Conditions to Effectiveness. This Amendment shall be deemed to be effective upon the satisfaction or waiver of each of the following conditions to the reasonable satisfaction of the Administrative Agent (such date, the “Amendment Effective Date”):
(a)    the Administrative Agent’s receipt of this Amendment, duly executed by the Administrative Agent, the Required Lenders and a Responsible Officer of the Borrower; and
(b)    payment of all expenses of the Administrative Agent required to be paid on the Amendment Effective Date. and
(c)    the representations and warranties in Section 4 of this Amendment shall be true and correct as of the Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
Section 4.    Representations and Warranties. By its execution hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:
(a)    each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;
(b)    no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto;
(c)    it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;
(d)    this Amendment has been duly authorized and approved by the Borrower’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of the Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)    the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien upon any assets or property of any of the Borrower, or any of its respective Subsidiaries, under the provisions of, the Borrower’s or such Subsidiary’s organizational documents or any material agreement to which the Borrower or Subsidiary is a party.
Section 5.    Effect of this Amendment. On and after the Amendment Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby and any Default that would otherwise exist but for this Amendment shall be deemed waived and not to have existed. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.
Section 6.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to the terms of the Credit Agreement to pay and reimburse the Administrative Agent and its Affiliates for its out-of-pocket costs and expenses in accordance with the terms thereof.
Section 7.    Acknowledgments and Reaffirmations. The Borrower (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
Section 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 9.    Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 10.    Electronic Transmission. Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

THE DAYTON LIGHT AND POWER COMPANY

By:
Name:
Title:

ADMINISTRATIVE AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer, Swing Line Lender and Lender

By:
Name:
Title:

FIFTH THIRD BANK, as L/C Issuer and Lender
By:
Name:
Title:
JPMORGAN CHASE BANK, N.A., as Lender
By:
Name:
Title:
BANK OF AMERICA, N.A., as L/C Issuer and Lender
By:
Name:
Title:
BMO HARRIS BANK, as Lender
By:
Name:
Title:

ROYAL BANK OF CANADA, as Lender
By:
Name:
Title:

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